                         Exhibit 32.2

                     CERTIFICATION PURSUANT TO

                       18 U.S.C. SECTION 1350

                       AS ADOPTED PURSUANT TO

           SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of USChina Channel, Inc. (the "Company") on Form 10-QSB for the period ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Chief Financial Officer, certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

   1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

 Date:  February 11, 2008     By: /s/ Andrew Chien

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                             Andrew Chien, Chief Financial Officer